Summary prospectus Supplement	March 25, 2014

Putnam Global Financials Fund

Summary Prospectus dated December 30, 2013

The section Investments, risks, and performance, the sub-sections “Investments” and “Risks” are deleted in their entirety and replaced with the following:

Investments, risks, and performance

Investments

For this non-diversified fund concentrating in the financial industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. We may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company's valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. Financial services companies may be affected by the availability and cost of capital; changes in interest rates, insurance claims activity, industry consolidation and general economic conditions; and reduced profitability from limitations on loans, proprietary trading and interest rates and fees charged as a result of extensive government regulations. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund has the ability to invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund's vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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